UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7170

TCW Funds, Inc.
(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA			90017
(Address of principal executive offices)			(Zip code)

Philip K. Holl, Esq. Secretary 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(213) 244-0000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders.

TCW INTERNATIONAL AND

GLOBAL FUNDS

2007 ANNUAL REPORT

Where experts invest.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Table of Contents	October 31, 2007
Letter To Shareholders	1

Management Discussions	2

Schedules of Investments:

TCW Asia Pacific Equities Fund	10

TCW Emerging Markets Equities Fund	14

TCW Emerging Markets Income Fund	19

TCW Global Equities Fund	23

Statements of Assets and Liabilities	28

Statements of Operations	29

Statements of Changes in Net Assets	30

Notes to Financial Statements	32

Financial Highlights	40

Report of Independent Registered Public Accounting Firm	46

Shareholder Expenses	47

Proxy Voting Guidelines and Availability of Quarterly Portfolio Schedule	48

Advisory and Sub-advisory Agreements Disclosure	49

Tax Information Notice	52

Directors and Officers	53

(THIS PAGE INTENTIONALLY LEFT BLANK)

INTERNATIONAL AND GLOBAL FUNDS

To Our Valued Shareholders

The TCW Funds, Inc. fund family provides our shareholders with targeted investment strategies featuring competitive expense ratios and no front-end loads or deferred sales charges. We are pleased to submit the October 31, 2007 annual reports for the various funds. These reports contain management discussions commenting on performance and a listing of the portfolio securities as of the end of the fiscal year.

On behalf of the Board and everyone at TCW, I would like to thank you for your continued support. As always, we look forward to assisting you in reaching your financial goals. If you have any questions or require further information on the TCW Funds, Inc., I invite you to visit our website at www.tcwfunds.com or call our shareholder services department at 1-800-FUND-TCW (1-800-386-3829).

Sincerely,

Alvin R. Albe, Jr.
President and Chief Executive Officer

November 16, 2007

INTERNATIONAL AND GLOBAL FUNDS

TCW Asia Pacific Equities Fund

Management Discussions

For the year ended October 31, 2007, the TCW Asia Pacific Equities Fund (the "Fund") posted a gain of 86.67%. The Fund's benchmark had a return of 72.12% over the same period.

Positive contribution from stock selection was the primary factor behind the outperformance. In particular, good stock selection in Hong Kong, Singapore, Korea and China generated most of the excess returns. The Fund did not make significant country overweight or underweight positions as we believe that stock selection is a more effective way to generate outperformance rather than country weightings. Sector-wise, good stock selection in Financials, Information Technology, Industrials and Energy contributed to the Fund's outperformance.

Except for a short period in early March and in mid August, Asia ex-Japan markets remained hot thanks to strong economic growth, healthy corporate earnings and FOMC's loosening policies during the period. China saw the strongest rally (+155.69%) enjoying a significant share of emerging market fund inflows amid a strengthening currency. There were concerns over inflation from rising oil and food prices, liquidity tightening in China, unfolding of the US sub-prime mortgage trouble, pace of deceleration in the US economy and unwinding of yen carry trades. However, the market correction was short lived and Asia ex- Japan markets soon shrugged off worries and resumed the rally.

The eye of the problem remain in the US, despite coordinated effort by central banks to inject liquidity and the US government initiative to support sub-prime borrowers. So, we cannot rule out that some nasty surprises may surface. Despite the rate cut, the US housing market is expected to remain weak and that will hit consumption. We are expecting a slower US economic growth but it is too early to factor in a recession scenario. On the other hand, the pace of equity market performance in the region, in particular in China is alarming and we increasing feel uncomfortable with the pace of its stock market performance in the short-term.

Asia, both at a corporate and personal level, has a very healthy balance sheet and is not geared up. EPS growth is healthy at 15% while prospective PER at 15 times, remains reasonable. In the long-term we expect the Asian regional markets to outperform as it is a market that offers decent growth at reasonable valuations with strong economic and corporate fundamentals.

On balance, we intend to reduce stocks that rely on external demands, especially demand from the US market and favor domestic demand driven sectors. We remain upbeat on global commodity demand and will keep our current overweight position in Energy and Materials for the near term. We are looking to reduce exposure to Industrials and add to defensive issuers. We are comfortable with the Fund's underweight position in Financials as we reduced the weighting earlier this year. We will monitor the sector and may look to add weighting, as Financials in the region are not expected to have large impact from the US sub-prime turmoil. We also like the Property sector, in particular Hong Kong as domestic demand is strong and asset prices are expected to benefit from lower interest rates.

INTERNATIONAL AND GLOBAL FUNDS

TCW Asia Pacific Equities Fund

Management Discussions (Continued)

TCW Asia Pacific Equities Fund - I Class

(1)  The returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Equities Fund

Management Discussions

For the year ended October 31, 2007, the TCW Emerging Markets Equities Fund (the "Fund") posted a gain of 62.69%. The Fund's benchmark had a return of 68.33% over the same period.

The principal reason for the underperformance between the benchmark and the Fund was fund flows. In particular, the Fund was negatively impacted by an approximate 70% redemption at the end of October necessitating a 70% cash holding in the Fund for 3-4 days during a period when the market was exceptionally strong. Other fund flows during the year have also tended to negatively impact performance due to their timing.

The Fund benefitted from its overweight stance to China which was the best performing GEM market rising over 150% driven by a combination of very strong earnings growth and liquidity. Other country allocations were not that significant with the Fund more focused on stock-picking and overall the positions that were taken had a broadly neutral impact as the positives from the overweight position in Brazil was cancelled out by the negative impact of the overweight in Russia which underperformed. From a sectoral point of view the Fund was also relatively neutral. However, for much of the period one sector allocation which negatively impacted performance was the underweight position in Materials as this sector outperformed strongly. Stock selection was mixed over the period with the Fund suffering in the first half from an overweight in large-cap blue-chips in Asia and EMEA, but the more balanced approach in the second half allowed good quality stock choices to benefit performance throughout the investment portfolio.

Markets over the period were very strong, although sharp corrections were seen in February and July/August 2007. For several years emerging markets have been driven by a benign global economic backdrop and improving fundamentals. Emerging markets have become much more domestically focused with less reliance on global markets to sustain the growth they have become accustomed to. Structural changes have left them much less vulnerable to deteriorating global economic conditions. Governments have aggressively deleveraged, particularly focusing on foreign denominated debt, while targeting lower levels of inflation and exhibiting much more responsibility in terms of fiscal spending.

We believe the outlook for 2008 remains compelling. While there has been convergence in valuations with Developed Markets, emerging markets continue to have a much stronger growth outlook, and are currently trading at a 2007 forward earnings of 14x. Additionally, earnings growth in emerging markets is also forecasted to be superior next year, approximately 20% in 2008.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Equities Fund

TCW Emerging Markets Equities Fund - I Class

(1)  The returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Income Fund

Management Discussions

For the year ended October 31, 2007, the TCW Emerging Markets Income Fund (the "Fund") posted a gain of 6.79% and 6.56% on its I Class and N Class shares, respectively. The performance of the Fund's classes varies because of differing expenses. The Fund's benchmark had a return of 7.72% over the same period.

Negative excess returns were attributable to our exposure to Kazakh banks and Mexican credits, as well as our zero allocation to low-rated Ecuadorian sovereign bonds. This was partly offset by security selection in Argentina and to our non-indexed positions in Korea and Singapore.

In general, emerging markets continue to benefit from healthy global growth, relatively accommodative credit conditions, and mostly stable politics. China's economy, on track to pass Germany later this calendar year as the world's third largest, is an increasingly important driver of growth among emerging economies. A growing number of Asian economies, including Japan, are benefiting from China's continued development as the world's manufacturing powerhouse with an increasingly urban population. China's seemingly insatiable appetite for commodities has helped sustain world prices for everything from soybeans to copper to oil. This is clearly underpinning economic growth in vast regions of the emerging markets universe, including Latin America, Africa and the former Soviet Union.

The portfolio remained shorter duration than the index with increased emphasis on higher-rated credits. We decreased corporate exposure in favor of higher rated sovereigns. We also continued to steer clear of the highest beta sovereign credits in the index — namely Ecuador, Venezuela and Argentina. While growth rates in those three countries remain solid, the underlying policy mix and the political climate is becoming less investor friendly. The strategy remains true to its long-held philosophy that the best emerging market sovereign credits are countries with a commitment to market-friendly structural reforms and/or growing linkages to global markets. Although the strategy reduced exposure to higher beta corporates during the quarter, we remain committed to investing in emerging market companies that offer investment grade credit fundamentals, have strong equity sponsorship, proven and transparent management, a diversified revenue base and/or a dominant market position. As globalization and strong growth in emerging economies continues for the foreseeable future, we remain biased in favor of world-class exporters and companies operating in strategic economic sectors.

Emerging market debt rallied to end the fiscal year, but uncertainty persists about how much the struggling housing sector will drag down the US economy. G7 central banks remain keen to keep credit and money markets functioning normally and will act as necessary — but futures markets seem appropriately divided on the pace and scope of any additional monetary easing. In our view, US housing weakness and the market spillover from the sub-prime crisis will likely have an impact on balance sheets for some time, especially as rising default rates inflict collateral damage on many securitized transactions. Both consumer spending and business investment are at some risk of slowing in the US. We remain mostly sanguine about the continued out-performance of emerging economies, especially the biggest emerging markets economies of China, India, Russia and Brazil, and regard the near-term outlook for Emerging Markets Debt as somewhat mixed.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Income Fund

TCW Emerging Markets Income Fund - I Class

TCW Emerging Markets Income Fund - N Class

(1)  The returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor limited partnership for periods before the Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

INTERNATIONAL AND GLOBAL FUNDS

TCW Global Equities Fund

Management Discussions

For the year ended October 31, 2007, the TCW Global Equities Fund (the "Fund") posted a gain of 14.97% and 14.41% on its I Class and N Class shares, respectively. The performance of the Fund's classes varies because of differing expenses. The MSCI World (Net) Index and MSCI EAFE Growth Index (the Fund's benchmarks) returned 20.39% and 28.95% respectively, over the same period.

The sole contributor to this underperformance was stock selection as both regional and sector allocation contributed positively to overall performance. The first signs of performance below the benchmark came in November of 2006 as the negative contribution from stock selection outweighed the positive contribution from both geographic and sector allocation. This became the theme of performance throughout 2007. Two other themes that weighed on the Fund were the slow and choppy shift from value towards growth; and the demise of the US Dollar.

Regarding the latter point, the dollar has suffered throughout 2007 from signs of economic slowdown as well as from the sharp write-downs in the financial sector from the sub-prime crisis. Indeed this is the worst crisis the mortgage market has seen, and thereby one of the worst years for the real estate market. What this all means is losses for financial stocks, real estate stocks, and consumer discretionary stocks linked to the housing market. In turn, those losses magnify the signs of economic weakness already present in the fourth quarter of 2006. These themes dominated market sentiment in both the first and the third quarters of 2007. Nevertheless, stock markets continue to rebound after bad news. Why? One reason could be because economic data releases were often contradictory, with for example all housing market data at historic lows but second and third quarter GDP figures at close to 4%. Another example of contradictory signals is earnings releases that have been healthy while banking sector losses linked to the subprime crises could reach $300 to $400 billion. In the past year, long term rates have gone up while short term rates have fallen in line with Fed rate cuts. The picture today is a fixed income market speaking of recession while the stock market remains confident. No wonder the shift from value toward growth has been a bumpy ride. We were underweight growth heading into the year and did not shift to a neutral stance until November 2006. From there, it took until September 2007 for our model to be fully growth weighted, or 75% growth/25% value.

We have maintained a defensive bias throughout period, currently overweighting large capitalization growth stocks in the Consumer Staples and Health Care sectors as well as sectors related to commodities. We have been prudent in the Financial sector even if opportunities have arisen after some exaggeration in certain segments, such as European real estate.

INTERNATIONAL AND GLOBAL FUNDS

TCW Global Equities Fund

TCW Global Equities Fund - I Class

(1)  The returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor limited partnership for periods before the Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

TCW Global Equities Fund - N Class

(1)  The returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INTERNATIONAL AND GLOBAL FUNDS

TCW Asia Pacific Equities Fund

Schedule of Investments

Number of Shares	Common Stock	Value
	China (18.2% of Net Assets)
275,000	China Coal Energy Company, Class H	$933,033
149,000	China Communications Construction Company, Limited, Class H	472,745
140,000	China Cosco Holdings Company, Class H	624,334
280,000	China Life Insurance Company, Limited, Class H	1,868,868
103,500	China Merchants Bank Company, Limited, Class H	533,637
140,000	China National Building Material Company, Limited Class H	620,569
88,000	Jiangxi Copper Company, Limited, Class H	311,231
788,000	PetroChina Company, Limited, Class H	2,034,403
280,000	Zhejiang Expressway Company, Limited, Class H	404,331
	Total China (Cost: $3,181,720)	7,803,151
	Hong Kong (26.5%)
37,000	ASM Pacific Technology, Limited	290,075
51,000	Cheung Kong Holdings, Limited	1,000,316
120,000	China Everbright, Limited	539,677	*
90,000	China Mengniu Dairy Company, Limited	382,305
101,000	China Mobile, Limited	2,087,872
252,500	China Overseas Land & Investment, Limited	604,342
300,000	China Resources Land, Limited	758,954
42,000	Esprit Holdings, Limited	701,405
90,000	Hang Lung Properties, Limited	432,967
37,600	Hong Kong Aircraft Engineering Company, Limited	955,780
57,000	Hong Kong Exchanges & Clearing, Limited	1,902,666
94,000	Kerry Properties, Limited	817,575
110,000	NWS Holdings, Limited	416,727
42,000	Wing Hang Bank, Limited	494,886
	Total Hong Kong (Cost: $5,440,959)	11,385,547
	Indonesia (Cost: $156,420) (0.7%)
260,000	PT United Tractors Tbk	317,050
	Malaysia (5.0%)
71,500	Bumiputra-Commerce Holdings BHD	248,662
318,000	Gamuda BHD	438,454
102,500	Genting BHD	255,123
256,625	IOI Corporation BHD	585,475
348,000	KNM Group BHD	615,980
	Total Malaysia (Cost: $1,104,129)	2,143,694
	Philippines (1.4%)
895,440	Ayala Land, Incorporated	312,956
4,150	Philippine Long Distance Telephone Company	289,334
	Total Philippines (Cost: $386,057)	602,290

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Asia Pacific Equities Fund

October 31, 2007

Number of Shares	Common Stock	Value
	Singapore (7.4%)
46,000	Capitaland, Limited	$258,651
110,000	Cosco Corporation Singapore, Limited	596,583
97,000	Fraser & Neave, Limited	405,686
158,000	SembCorp Marine, Limited	489,874
102,000	Singapore Petroleum Company, Limited	581,702
55,000	Singapore Press Holdings, Limited	174,828
27,000	United Overseas Bank, Limited	404,489
70,000	UOL Group, Limited	256,511
	Total Singapore (Cost: $1,860,573)	3,168,324
	South Korea (22.7%)
11,400	Cheil Industries, Incorporated	755,316
17,130	Daewoo Shipbuilding & Marine Engineering Company, Limited	1,088,072
52,000	HanbitSoft, Incorporated	654,534	*
1,910	Hyundai Heavy Industries Company, Limited	1,073,894
36,580	Kangwon Land, Incorporated	980,852
8,510	Kookmin Bank	695,904
7,490	KT&G Corporation	604,210
1,470	NHN Corporation	472,667	*
2,227	Pohang Iron & Steel Company, Limited	1,624,004
777	Samsung Electronics Company, Limited	479,097
2,470	Samsung Fire & Marine Insurance Company, Limited	687,153
2,698	SK Energy Company, Limited	620,058	*
	Total South Korea (Cost: $5,819,941)	9,735,761
	Taiwan (13.9%)
437,800	Asia Cement Corporation	715,376
182,960	Cathay Financial Holding Company, Limited	478,547
158,326	China Steel Corporation	224,758
154,000	Chunghwa Telecom Company, Limited	296,425
36,424	Hon Hai Precision Industry Company, Limited (144A) (GDR)	550,002	* **
138,240	Hon Hai Precision Industry Company, Limited (Foxconn)	1,059,830
52,542	MediaTek, Incorporated	1,039,737
85,750	Shin Zu Shing Company, Limited	634,735
170,000	Taiwan Secom Company, Limited	261,086
100,000	Taiwan Semiconductor Manufacturing Company, Limited	199,823
46,890	Taiwan Semiconductor Manufacturing Company, Limited (ADR)	499,378
	Total Taiwan (Cost: $3,995,805)	5,959,697
	Thailand (2.8%)
39,000	Banpu Public Company, Limited	516,829
100,000	Electricity Generating Public Company, Limited (NVDR)	349,073
76,800	PTT Exploration & Production Public Company, Limited	366,091
	Total Thailand (Cost: $814,147)	1,231,993
	Total Common Stock (Cost: $22,759,751) (98.6%)	42,347,507

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Asia Pacific Equities Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value
$417,893	State Street Bank & Trust Depository Reserve, 3%	$417,893
	Total Short-Term Investments (Cost: $417,893) (1.0%)	417,893
	Total Investments (Cost: $23,177,644) (99.6%)	42,765,400
	Excess of Other Assets over Liabilities (0.4%)	152,398
	Net Assets (100.0%)	$42,917,798

Notes to the Schedule of Investments:

ADR  -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

GDR  -  Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

NVDR  -  Non-Voting Depositary Receipt.

  *  Non-income producing.

  **  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the value of these securities amounted to $550,002 or 1.3% of net assets. These securities (unless otherwise noted) are determined to be liquid by the Advisor under procedures established by and under the general supervision of the Company's Board of Directors.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Asia Pacific Equities Fund

Investments by Industry	October 31, 2007

Industry *	Percentage of Net Assets
Commercial Banks	5.6%
Commercial Services & Supplies	0.6
Construction & Engineering	2.1
Construction Materials	3.1
Diversified Financial Services	5.7
Diversified Telecommunication Services	0.7
Electronic Equipment & Instruments	3.8
Energy Equipment & Services	1.4
Food Products	2.3
Hotels, Restaurants & Leisure	2.9
Independent Power Producers & Energy Traders	0.8
Industrial Conglomerates	2.0
Insurance	7.1
Internet Software & Services	1.1
Machinery	8.3
Marine	2.9
Media	0.4
Metals & Mining	5.0
Oil, Gas & Consumable Fuels	11.8
Real Estate Management & Development	10.3
Semiconductors & Semiconductor Equipment	5.8
Software	1.5
Specialty Retail	1.6
Textiles, Apparel & Luxury Goods	1.8
Tobacco	1.4
Transportation Infrastructure	3.2
Wireless Telecommunication Services	5.4
Short-Term Investments	1.0
Total	99.6%

*  These classifications are unaudited.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Equities Fund

Schedule of Investments	October 31, 2007

Number of Shares	Equity Securities	Value
	Common Stock
	Brazil (8.8% of Net Assets)
21,250	Brascan Residential Properties, S.A.	$168,564
3,650	Odontoprev, S.A.	115,393
5,699	Petroleo Brasileiro, S.A. (ADR)	474,100
8,615	Profarma Distribuidora de Produtos Farmaceuticos, S.A.	165,892	*
2,298	Unibanco - Uniao de Bancos Brasileiros, S.A. (GDR)	363,176
	Total Brazil (Cost: $915,147)	1,287,125
	China (8.2%)
55,000	China Communications Construction Company, Limited, Class H	174,503
3,000	China Life Insurance Company, Limited (ADR)	305,130
1,243	China Petroleum & Chemical Corporation (ADR)	206,226
356,000	Industrial and Commercial Bank of China, Class H	339,996
3,164	SINA Corporation	181,392	*
	Total China (Cost: $778,700)	1,207,247
	Egypt (Cost: $105,589) (0.9%)
747	Orascom Construction Industries (GDR)	137,075
	Great Britain (Cost: $114,972) (0.8%)
6,796	Antofagasta PLC	118,782
	Hong Kong (12.7%)
95,000	Agile Property Holdings, Limited	230,553
76,000	China Infrastructure Machinery Holdings, Limited	168,839
26,250	China Mobile, Limited	542,640
105,000	China Resources Land, Limited	265,634
1,809	CNOOC, Limited (ADR)	391,630
1,527,500	Shenzhen International Holdings, Limited	264,201
	Total Hong Kong (Cost: $1,127,356)	1,863,497
	India (Cost: $234,169) (2.5%)
3,000	State Bank of India (GDR)	372,000
	Indonesia (1.7%)
153,500	PT Bank Rakyat Indonesia Tbk	132,542
2,397	PT Telekomunikasi Indonesia Tbk (ADR)	115,655
	Total Indonesia (Cost: $207,537)	248,197
	Israel (Cost: $125,222) (0.9%)
3,000	Teva Pharmaceutical Industries, Limited (ADR)	132,030
	Malaysia (3.5%)
66,900	Asiatic Development BHD	134,018
91,000	Gamuda BHD	125,469
37,700	Public Bank BHD	129,642
104,100	Resorts World BHD	120,607
	Total Malaysia (Cost: $411,042)	509,736

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Equities Fund

October 31, 2007

Number of Shares	Equity Securities	Value
	Mexico (5.3%)
2,947	America Movil, S.A.B. de C.V., Series L (ADR)	$192,704
3,905	Cemex, S.A.B. de C.V. (ADR)	119,766	*
2,097	Desarrolladora Homex, S.A. de C.V. (ADR)	118,501	*
27,100	Empresas ICA, S.A.B. de C.V.	187,491	*
2,574	Grupo Aeroportuario del Sureste, S.A.B. de C.V. (ADR)	153,513
	Total Mexico (Cost: $690,690)	771,975
	Philippines (Cost: $145,040) (1.3%)
13,780	Ayala Corporation	198,084
	Russia (9.1%)
2,203	LUKOIL (ADR)	200,473
2,839	Mechel OAO (ADR)	238,902
950	Mining and Metallurgical Company Norilsk Nickel (ADR)	300,000
2,787	Mobile Telesystems OJSC (ADR)	231,321
5,000	OAO Gazprom (ADR)	249,000
907	Unified Energy System (Reg. S) (GDR)	111,561	*
	Total Russia (Cost: $1,047,500)	1,331,257
	South Africa (5.7%)
4,685	AngloGold Ashanti, Limited (ADR)	217,618
2,437	Impala Platinum Holdings, Limited (ADR)	90,047
12,282	MTN Group, Limited	237,992
3,034	Sasol, Limited (ADR)	154,309
7,407	Standard Bank Group, Limited	133,594
	Total South Africa (Cost: $687,626)	833,560
	South Korea (13.8%)
5,935	Daewoo Securities Company, Limited	176,845
1,442	Hyundai Department Store Company, Limited	201,725
516	Hyundai Heavy Industries Company, Limited	290,120
1,319	NHN Corporation	424,115	*
3,540	Samho International Company, Limited	118,783	*
1,887	Samsung Corporation	174,640
1,091	Samsung Electronics Company, Limited (144A) (Reg. S) (GDR)	332,755	**
4,761	Shinhan Financial Group Company, Limited	311,054
	Total South Korea (Cost: $1,601,417)	2,030,037
	Taiwan (9.0%)
8,095	China Steel Corporation (GDR)	233,136
109,000	Compal Electronics, Incorporated	139,242
35,250	Delta Electronics, Incorporated	142,696
5,195	Hon Hai Precision Industry Company, Limited (Reg. S) (GDR)	78,445
7,000	MediaTek, Incorporated	138,521
12,875	Shin Zu Shing Company, Limited	95,303
272,500	SinoPac Financial Holdings Company, Limited	127,161
83,500	Taiwan Cement Corporation	143,844

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Equities Fund

Schedule of Investments (Continued)

Number of Shares	Equity Securities	Value
	Taiwan (Continued)
500	Taiwan Mobile Company, Limited	$675
11,699	Taiwan Semiconductor Manufacturing Company, Limited (ADR)	124,594
31,500	U-Ming Marine Transport Corporation	103,542
	Total Taiwan (Cost: $1,127,433)	1,327,159
	Thailand (2.0%)
14,600	PTT Public Company, Limited	180,433
13,900	Siam Cement Public Company, Limited (The)	107,733
	Total Thailand (Cost: $240,848)	288,166
	Turkey (3.3%)
24,542	Haci Omer Sabanci Holding A.S.	168,083
27,645	Koc Holding A.S.	151,687	*
1	Trakya Cam Sanayii A.S.	2
5,718	Tupras-Turkiye Petrol Rafinerileri A.S.	162,540
	Total Turkey (Cost: $382,957)	482,312
	Total Common Stock (Cost: $9,943,245) (89.5%)	13,138,239
	Preferred Stock
	Brazil (5.4%)
6,100	Companhia Energetica de Minas Gerais	130,085
20,854	Companhia Vale do Rio Doce (ADR)	658,361
	Total Preferred Stock (Cost: $467,545) (5.4%)	788,446
Number of Rights	Rights
	Dubai (Cost: $162,388) (1.3%)
53,818	Emaar Properties PJSC, Participatory Note Issued by Merrill Lynch International & Company, expires 01/12/10	188,148
	India (Cost: $434,614) (3.3%)
11,994	Bharti Airtel, Limited, Participatory Note Issued by Deutsche Bank AG London, expires 01/24/17 (144A)	306,818	**
1,927	Grasim Industries, Limited, Participatory Note Issued by Deutsche Bank AG London, expires 01/30/17 (144A)	181,620	**
	Total India (Cost: $434,614)	488,438
	Total Rights (Cost: $597,002) (4.6%)	676,586
	Total Equity Securities (Cost: $11,007,792) (99.5%)	14,603,271

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Equities Fund

October 31, 2007

Principal Amount	Short-Term Investments	Value
$15,452,969	State Street Bank & Trust Depository Reserve, 3%	$15,452,969
	Total Short-Term Investments (Cost: $15,452,969) (105.3%)	15,452,969
	Total Investments (Cost: $26,460,761) (204.8%)	30,056,240
	Liabilities in Excess of Other Assets (–104.8%)	(15,379,033)
	Net Assets (100.0%)	$14,677,207

Notes to the Schedule of Investments:

ADR  -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

GDR  -  Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

Reg. S  -  Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions.

  *  Non-income producing.

  **  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the value of these securities amounted to $821,193 or 5.6% of net assets. These securities (unless otherwise noted) are determined to be liquid by the Advisor under procedures established by and under the general supervision of the Company's Board of Directors.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Equities Fund

Investments by Industry	October 31, 2007

Industry *	Percentage of Net Assets
Air Freight & Logistics	1.8%
Capital Markets	4.5
Commercial Banks	13.0
Computers & Peripherals	0.9
Construction & Engineering	5.1
Construction Materials	2.6
Diversified Financial Services	2.5
Diversified Telecommunication Services	0.8
Electric Utilities	1.7
Electronic Equipment & Instruments	1.5
Food Products	0.9
Health Care Providers & Services	1.1
Hotels, Restaurants & Leisure	0.8
Household Durables	0.8
Industrial Conglomerates	1.0
Insurance	2.9
Internet Software & Services	4.1
Machinery	3.8
Marine	0.7
Metals & Mining	12.6
Multiline Retail	1.4
Oil, Gas & Consumable Fuels	13.8
Pharmaceuticals	0.9
Real Estate Management & Development	5.9
Semiconductors & Semiconductor Equipment	3.9
Trading Companies & Distributors	1.2
Transportation Infrastructure	1.1
Wireless Telecommunication Services	8.2
Short-Term Investments	105.3
Total	204.8%

*  These classifications are unaudited.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Income Fund

Schedule of Investments	October 31, 2007

Principal Amount	Fixed Income Securities	Value
	Argentina (6.4% of Net Assets)
$312,500	Banco de Galicia y Buenos Aires, (Reg. S), Variable Rate based on LIBOR + 3.5%, due 01/01/10	$310,937
600,000	Petrobras Energia S.A., (Reg. S), 5.875%, due 05/15/17	563,322
428,745	Telecom Argentian S.A., Series B, 10%, due 10/15/11	431,532
750,000	Pan American Energy, LLC, (Reg. S), 7.75%, due 02/09/12	738,750
275,000	Transport De Gas Del Sur, (Reg. S), 7.875%, due 05/14/17	250,250
	Total Argentina (Cost: $2,302,614)	2,294,791
	Barbados (0.8%)
100,000	Sagicor Financial, Limited, (144A), 7.5%, due 05/12/16	100,577	*
200,000	Sagicor Financial, Limited, (Reg. S), 7.5%, due 05/12/16	201,154
	Total Barbados (Cost: $298,916)	301,731
	Brazil (8.4%)
880,000	Banco BMG S.A., (Reg. S), 9.15%, due 01/15/16	935,440
750,000	Banco Cruzeiro do Sul S.A., 9.375%, due 09/26/11	763,125
550,000	Globo Communicacoese Participacoes, S.A. (Globopar), (Reg. S), 7.25%, due 04/26/22	545,875
750,000	GTL Trade Finance, Incorporated, (144A), 7.25%, due 10/20/17	759,553	*
	Total Brazil (Cost: $2,933,795)	3,003,993
	Chile (3.9%)
600,000	Cap S.A., (Reg. S), 7.375%, due 09/15/36	578,592
350,000	Empresa Nacional de Electricidad S.A., 7.325%, due 02/01/37	375,106
420,000	Enersis S.A., 7.375%, due 01/15/14	446,140
	Total Chile (Cost: $1,405,675)	1,399,838
	Colombia (6.2%)
500,000	EEB International, Limited, (144A), 8.75%, due 10/31/14	518,250	*
1,500,000	Republic of Colombia, 7.375%, due 09/18/37	1,713,000
	Total Colombia (Cost: $2,173,202)	2,231,250
	Costa Rica (Cost: $503,310) (1.4%)
500,000	Republic of Costa Rica, (Reg. S), 6.548%, due 03/20/14	516,250
	Croatia (Cost: $846,986) (2.4%)
845,455	Republic of Croatia, Series A, Variable Rate based on U.S. LIBOR + 0.8125%, due 07/31/10	845,455
	Dominican Republic (1.7%)
200,000	Cerveceria Nacional Dominicana CxA, (144A), 8%, due 03/27/14	207,500	*
378,000	Cerveceria Nacional Dominicana CxA, (Reg. S), 8%, due 03/27/14	392,175
	Total Dominican Republic (Cost: $591,842)	599,675
	El Salvador (Cost: $982,545) (2.8%)
1,000,000	AES El Salvador Trust, (Reg. S), 6.75%, due 02/01/16	993,190

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Indonesia (4.5%)
$500,000	Excelcomindo Finance Company B.V., (Reg. S), 8%, due 01/27/09	$501,250
540,000	FREEPORT-McMoRan COPPER & GOLD, Incorporated, 6.875%, due 02/01/14	556,200
550,000	Indosat Finance Company B.V., (Reg S), 7.75%, due 11/05/10	560,015
	Total Indonesia (Cost: $1,613,702)	1,617,465
	Kazakhstan (8.3%)
1,160,000	ATF Bank, (Reg. S), 9%, due 05/11/16	1,188,408
535,000	CenterCredit International B.V., (Reg. S), 8.625%, due 01/30/14	466,798
500,000	Kazkommerts International B.V., (Reg. S), 8%, due 11/03/15	445,000
1,060,000	Temir Capital B.V./JSC Temirbank, (144A), 9.5%, due 05/21/14	879,800	*
	Total Kazakhstan (Cost: $3,274,738)	2,980,006
	Mexico (14.6%)
600,000	Cablemas S.A. de C.V., (Reg. S), 9.375%, due 11/15/15	650,898
519,022	Grupo Iusacell S.A. de C.V., 10%, due 12/31/13	490,476
2,900,000	Grupo Iusacell S.A. de C.V., Series B, 10%, due 03/31/12	2,885,500	#
600,000	Grupo Kuo S.A.B de C.V., (144A), 9.75%, due 10/17/17	603,660	*
600,000	Pemex Project Funding Master Trust, (144A), 5.75%, due 03/01/18	605,100	*
	Total Mexico (Cost: $4,902,665)	5,235,634
	Panama (4.1%)
500,000	AES Panama S.A., (Reg. S), 6.35%, due 12/21/16	491,040
910,000	Republic of Panama, 6.7%, due 01/26/36	964,600
	Total Panama (Cost: $1,440,608)	1,455,640
	Peru (Cost: $460,460) (1.3%)
460,000	Republic of Peru, Series 20 year, Variable Rate based on LIBOR + 0.8125%, due 03/07/17	458,850
	Qatar (Cost: $470,585) (1.3%)
500,000	Ras Laffan Liquefied Natural Gas Company, Limited, (Reg. S), 5.298%, due 09/30/20	473,175
	Russia (9.6%)
250,000	Alfa MTN Markets Limited/ABH Financial, Limited, (Reg. S), 8.2%, due 06/25/12	238,750
400,000	EURASIA CAP (HCFB LLC), (144A), 9.5%, due 04/11/10	396,000	*
600,000	Gaz Capital (Gazprom) S.A., (Reg. S), 6.51%, due 03/07/22	588,000
370,000	Kuznetski Capital S.A., 6.807%, due 05/10/17	349,628
540,000	LUKOIL International Finance B.V., (Reg. S), 6.656%, due 06/07/22	518,400
397,245	Russian Federation, (Reg. S), 8.25%, due 03/31/10	413,572
450,000	Russian Standard Finance S.A. (Russian Standard Bank), (144A), 8.625%, due 05/05/11	421,875	*
500,000	VimpelCom, (Reg. S), 8.25%, due 05/23/16	517,500
	Total Russia (Cost: $3,479,662)	3,443,725

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Income Fund

October 31, 2007

Principal Amount	Fixed Income Securities	Value
	Singapore (6.3%)
$550,000	Chartered Semiconductor Manufacturing, 6.375%, due 08/03/15	$549,798
550,000	Flextronics International, Limited, 6.25%, due 11/15/14	519,750
550,000	STATS ChipPAC, Limited, 6.75%, due 11/15/11	552,750
650,000	Temasek Financial I, Limited, (Reg. S), 4.5%, due 09/21/15	620,171
	Total Singapore (Cost: $2,216,640)	2,242,469
	South Africa (Cost: $515,867) (1.5%)
500,000	Republic of South Africa, 6.5%, due 06/02/14	528,750
	South Korea (2.8%)
500,000	C&M Finance, Limited, Floating Rate based on U.S. LIBOR + 2.5%, (Reg. S), 7.813%, due 02/01/11	494,623
350,000	Hynix Semiconductor Incorporated, (Reg. S), 7.875%, due 06/27/17	333,375
200,000	Woori Bank, (Reg. S), 6.208%, due 05/02/37	187,344
	Total South Korea (Cost: $1,023,675)	1,015,342
	Turkey (3.8%)
600,000	T2 Capital Finance Company S.A., (144A), 6.95%, due 02/06/17	580,500	*
750,000	Republic of Turkey, 6.75%, due 04/03/18	765,975
	Total Turkey (Cost: $1,343,287)	1,346,475
	Ukraine (6.2%)
450,000	Alfa Bank Ukraine, 9.75%, due 12/22/09	445,500
730,000	Exim Ukraine, 8.4%, due 02/09/16	733,650
450,000	JSC Bank for Social Development Ukrsotsbank, 8%, due 02/22/10	447,975
200,000	PrivatBank, 8.75%, due 02/09/16	189,000
385,000	Ukraine Government, (Reg. S), Variable Rate based on the U.S. LIBOR + 3.375%, due 08/05/09	401,844
	Total Ukraine (Cost: $2,236,205)	2,217,969
	Total Fixed Income Securities (Cost: $35,016,979) (98.3%)	35,201,673
	Short-Term Investments
198,344	State Street Bank & Trust Depository Reserve, 3%	198,344
	Total Short-Term Investments (Cost: $198,344) (0.5%)	198,344
	Total Investments (Cost: $35,215,323) (98.8%)	35,400,017
	Excess of Other Assets over Liabilities (1.2%)	414,487
	Net Assets (100.0%)	$35,814,504

Notes to the Schedule of Investments:

Reg. S  -  Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions.

  *  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the value of these securities amounted to $5,072,815 or 14.2% of net assets. These securities (unless otherwise noted) are determined to be liquid by the Advisor under procedures established by and under the general supervision of the Company's Board of Directors.

  #  Company is in default and is not making interest payments.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Emerging Markets Income Fund

Investments by Industry	October 31, 2007

Industry *	Percentage of Net Assets
Automotive	1.7%
Banking	15.7
Beverages, Food & Tobacco	1.1
Electric Utilities	5.1
Electronics	5.5
Financial Services	17.2
Insurance	0.8
Media—Broadcasting & Publishing	3.2
Metals	3.7
Mining	1.5
Oil & Gas	8.9
Radio Telephone Communications	1.4
Sovereign Government	18.6
Telephone Communications, exc. Radio	12.4
Telephone Systems	1.5
Short-Term Investments	0.5
Total	98.8%

*  These classifications are unaudited.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Global Equities Fund

Schedule of Investments	October 31, 2007

Number of Shares	Common Stock	Value
	Australia (1.6% of Net Assets)
15,321	BHP Billiton, Limited	$663,818
9,900	CSL, Limited	334,881
	Total Australia (Cost: $589,870)	998,699
	Belgium (Cost: $980,528) (1.7%)
7,400	KBC Groep N.V.	1,038,792
	Canada (2.5%)
16,011	Candian National Railway Company	893,265
6,000	First Quantum Minerals, Limited	642,388
	Total Canada (Cost: $1,034,460)	1,535,653
	Denmark (Cost: $338,228) (0.6%)
8,100	Sydbank A/S	373,825
	Finland (2.0%)
19,900	Elisa Oyj	591,311
16,000	Nokia Oyj	634,658
	Total Finland (Cost: $1,175,174)	1,225,969
	France (1.5%)
8,800	Publicis Groupe	358,165
2,400	Societe des Autoroutes Paris-Rhin-Rhone	254,998
1,200	Unibail-Rodamco	297,828
	Total France (Cost: $904,968)	910,991
	Germany (3.0%)
9,000	Adidas AG	599,566
8,100	Linde AG	1,025,131
1,780	Merck KGaA	222,475
	Total Germany (Cost: $1,775,144)	1,847,172
	Great Britain (11.8%)
22,000	British Energy Group PLC	244,135
86,527	BT Group PLC	587,592
37,828	Charter PLC	855,140	*
33,100	Diageo PLC	758,720
37,635	GlaxoSmithKline PLC	965,784
14,600	Hammerson PLC	338,173
6,200	Reckitt Benckiser Group PLC	359,822
12,800	Rio Tinto PLC	1,199,193
25,507	Royal Dutch Shell PLC, B Shares	1,111,819
52,546	United Business Media PLC	798,489
	Total Great Britain (Cost: $6,288,696)	7,218,867

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Global Equities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Hong Kong (3.0%)
203,000	Hongkong Land Holdings, Limited	$1,010,940
29,900	Orient Overseas International, Limited	308,661
168,000	Wheelock & Company, Limited	544,556
	Total Hong Kong (Cost: $1,648,488)	1,864,157
	Italy (2.0%)
22,400	Banco Popolare Scarl	535,043	*
22,400	Finmeccanica SpA	665,493
	Total Italy (Cost: $1,294,611)	1,200,536
	Japan (8.2%)
87,000	Isuzu Motors, Limited	434,023
62,000	ITOCHU Corporation	784,008
10,574	JFE Holdings, Incorporated	619,415
23,000	Mitsui O.S.K. Lines, Limited	380,397
55,000	Mitsui Trust Holdings, Incorporated	440,389
9,000	Nomura Real Estate Holdings, Incorporated	260,763
800	Orix Corporation	164,215
86,000	Tokyo Gas Company, Limited	383,665
22,300	Tsumura & Company	398,719
4,900	Yamada Denki Company, Limited	505,552
51,000	YASKAWA Electric Corporation	686,563
	Total Japan (Cost: $4,832,575)	5,057,709
	Netherlands (3.7%)
9,777	ASML Holding N.V.	340,005	*
4,200	Fugro N.V. - CVA	368,730
12,000	Heineken N.V.	841,321
16,400	ING Groep N.V.	740,342
	Total Netherlands (Cost: $1,927,106)	2,290,398
	Portugal (Cost: $719,338) (1.3%)
127,400	Energias de Portugal S.A.	819,840
	Singapore (Cost: $229,041) (0.4%)
90,000	Singapore Telecommunications, Limited	255,587
	Switzerland (2.8%)
1,100	Nobel Biocare Holding AG	320,947
4,630	Zurich Financial Services AG	1,397,161
	Total Switzerland (Cost: $1,615,891)	1,718,108
	United States (52.9%)
25,000	Applied Materials, Incorporated	485,500
9,000	Arch Capital Group, Limited	672,930	*
12,000	Ball Corporation	594,960
15,300	Baxter International, Incorporated	918,153
4,500	Boston Properties, Incorporated (REIT)	487,530

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Global Equities Fund

October 31, 2007

Number of Shares	Common Stock	Value
	United States (Continued)
8,300	Capital One Financial Corporation	$544,397
50,450	Cisco Systems, Incorporated	1,667,877	*
31,820	Citigroup, Incorporated	1,333,258
11,800	Coach, Incorporated	431,408	*
7,600	Embarq Corporation	402,192
16,000	Equitable Resources, Incorporated	901,120
20,060	Exxon Mobil Corporation	1,845,319
7,400	Genentech, Incorporated	548,562	*
18,210	Goodrich Corporation	1,268,509
400	Google, Incorporated, Class A	282,800	*
9,366	International Business Machines Corporation	1,087,580
6,000	J.C. Penney Company, Incorporated	337,440
6,900	Legg Mason, Incorporated	572,286
8,800	Lockheed Martin Corporation	968,352
23,514	Marathon Oil Corporation	1,390,383
42,950	Microsoft Corporation	1,580,990
6,000	NII Holdings, Incorporated	348,000	*
21,400	Omnicom Group, Incorporated	1,090,972
73,925	Oracle Corporation	1,638,917	*
17,570	PepsiCo, Incorporated	1,295,260
11,600	PNC Financial Services Group, Incorporated	837,056
14,820	Procter & Gamble Company (The)	1,030,286
13,010	Quest Diagnostics, Incorporated	691,872
9,000	Renaissance Re Holdings, Limited	525,060
5,600	Schlumberger, Limited	540,792
7,100	Terex Corporation	526,962	*
27,800	TJX Companies, Incorporated	804,254
19,496	Wal-Mart Stores, Incorporated	881,414
7,400	Waters Corporation	569,652	*
14,600	Willis Group Holdings, Limited	618,018
27,136	Wyeth	1,319,624
15,100	XTO Energy, Incorporated	1,002,338
12,000	Yum! Brands, Incorporated	483,240
	Total United States (Cost: $30,514,976)	32,525,263
	Total Common Stock (Cost: $55,869,094) (99.0%)	60,881,566

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Global Equities Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value
$663,136	State Street Bank & Trust Depository Reserve, 3%	$663,136
	Total Short-Term Investments (Cost: $663,136) (1.1%)	663,136
	Total Investments (Cost: $56,532,230) (100.1%)	61,544,702
	Liabilities in Excess of Other Assets (– 0.1%)	(70,607)
	Net Assets (100.0%)	$61,474,095

Notes to the Schedule of Investments:

REIT  -  Real Estate Investment Trust.

  *  Non-income producing.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Global Equities Fund

Investments by Industry	October 31, 2007

Industry *	Percentage of Net Assets
Aerospace & Defense	4.7%
Automobiles	0.7
Beverages	4.7
Biotechnology	1.4
Capital Markets	0.9
Chemicals	1.7
Commercial Banks	5.3
Communications Equipment	3.7
Computers & Peripherals	1.8
Consumer Finance	1.2
Containers & Packaging	1.0
Diversified Financial Services	3.4
Diversified Telecommunication Services	3.0
Electric Utilities	1.7
Electronic Equipment & Instruments	1.1
Energy Equipment & Services	1.5
Food & Staples Retailing	1.4
Gas Utilities	2.1
Health Care Equipment & Supplies	2.0
Health Care Providers & Services	1.1
Hotels, Restaurants & Leisure	0.8
Household Products	2.3
Insurance	5.2
Internet Software & Services	0.4
Life Science Tools & Services	0.9
Machinery	2.2
Marine	1.1
Media	3.7
Metals & Mining	5.1
Multiline Retail	0.5
Oil, Gas & Consumable Fuels	8.7
Pharmaceuticals	4.8
Real Estate Investment Trust (REITs)	1.8
Real Estate Management & Development	2.9
Road & Rail	1.5
Semiconductors & Semiconductor Equipment	1.3
Software	5.3
Specialty Retail	2.1
Textiles, Apparel & Luxury Goods	1.7
Trading Companies & Distributors	1.3
Transportation Infrastructure	0.4
Wireless Telecommunication Services	0.6
Short-Term Investments	1.1
Total	100.1%

*  These classifications are unaudited.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2007

	TCW Asia Pacific Equities Fund		TCW Emerging Markets Equities Fund		TCW Emerging Markets Income Fund		TCW Global Equities Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$42,765		$30,056		$35,400		$61,545
Foreign Currency, at Value (2)	42		1,152		12		—
Receivables for Securities Sold	275		1,587		—		366
Receivables for Fund Shares Sold	3		14		6		2
Interest and Dividends Receivable	17		38		637		81
Foreign Tax Reclaim Receivable	—		—	(3)	—		11
Total Assets	43,102		32,847		36,055		62,005
LIABILITIES
Distributions Payable	—		—		147		—
Payables for Securities Purchased	—		—		—		366
Payables for Fund Shares Redeemed	—		18,055		—		37
Accrued Capital Gain Withholding Taxes	71		17		—		—
Accrued Directors' Fees and Expenses	4		4		4		4
Accrued Compliance Expense	—	(3)	—	(3)	—	(3)	—	(3)
Accrued Management Fees	43		36		26		33
Other Accrued Expenses	66		58		63		91
Total Liabilities	184		18,170		240		531
NET ASSETS	$42,918		$14,677		$35,815		$61,474
NET ASSETS CONSIST OF:
Paid-in Capital	$18,408		$13,008		$33,721		$54,468
Undistributed Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency	4,795		(2,002)		2,057		1,490
Unrealized Appreciation of Investments and Foreign Currency	19,588		3,614		184		5,014
Undistributed (Distributions in Excess of) Net Investment Income	127		57		(147)		502
NET ASSETS	$42,918		$14,677		$35,815		$61,474
NET ASSETS ATTRIBUTABLE TO:
I Class Share	$42,918		$14,677		$34,559		$60,854
N Class Share					$1,256		$620
CAPITAL SHARES OUTSTANDING: (4)
I Class Share	1,963,923		562,292		4,509,015		3,842,562
N Class Share					129,822		39,298
NET ASSET VALUE PER SHARE: (5)
I Class Share	$21.85		$26.10		$7.66		$15.84
N Class Share					$9.67		$15.79

(1)  The identified cost for the TCW Asia Pacific Equities Fund, the TCW Emerging Markets Equities Fund, the TCW Emerging Markets Income Fund and the TCW Global Equities Fund at October 31, 2007 was $23,178, $26,461, $35,215 and $56,532, respectively.

(2)  The identified cost for the TCW Asia Pacific Equities Fund, the TCW Emerging Markets Equities Fund and the TCW Emerging Markets Income Fund at October 31, 2007, was $41, $1,147 and $12, respectively.

(3)  Amount rounds to less than $1 (in thousands).

(4)  The number of authorized shares with a par value of $0.001 per share, for the TCW Asia Pacific Equities Fund and the TCW Emerging Markets Equities Fund is $1,667,000,000 for each of the I Class shares, the TCW Emerging Markets Income Fund and the TCW Global Equities Fund is 2,000,000,000 for each of the I Class and N Class shares.

(5)  Represents offering price and redemption price per share.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Statements of Operations	October 31, 2007

	TCW Asia Pacific Equities Fund		TCW Emerging Markets Equities Fund		TCW Emerging Markets Income Fund	TCW Global Equities Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$613	(1)	$386	(1)	$—	$1,243	(1)
Interest	12		21		2,941	23
Net Security Lending Income	—	(2)(3)	7	(2)	—	12	(2)
Total	625		414		2,941	1,278
Expenses:
Management Fees	293		194		266	426
Accounting Service Fees	4		3		8	11
Administration Fees	20		22		19	45
Transfer Agent Fees:
I Class	8		10		22	9
N Class	—		—		7	7
Custodian Fees	66		54		31	44
Professional Fees	27		27		39	32
Directors' Fees and Expenses	13		13		13	13
Registration Fees:
I Class	12		12		17	21
N Class	—		—		1	9
Distribution Fees:
N Class	—		—		2	1
Compliance Expense	1		1		1	2
Other	20		15		28	32
Total	464		351		454	652
Less Expenses Borne by Investment Advisor:
N Class	—		—		7	15
Net Expenses	464		351		447	637
Net Investment Income	161		63		2,494	641
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
Investments	4,809		8,072		312	5,382
Foreign Currency	(9)		(6)		(1)	(64)
Change in Unrealized Appreciation (Depreciation) on:
Investments	14,798	(4)	2,417	(4)	(399)	1,967
Foreign Currency	13		20		(1)	(36)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	19,611		10,503		(89)	7,249
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,772		$10,566		$2,405	$7,890

(1)  Net of foreign taxes withheld. Total amount withheld for the TCW Asia Pacific Equities Fund, the TCW Emerging Markets Equities Fund, and the TCW Global Equities Fund was $57, $48, and $59, respectively.

(2)  Net of broker fees.

(3)  Amount rounds to less than $1 (in thousands).

(4)  Net of capital gain withholding taxes for the TCW Asia Pacific Equities Fund and the TCW Emerging Markets Equities Fund of $71 and $17, respectively.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Statements of Changes in Net Assets	October 31, 2007

	TCW Asia Pacific Equities Fund		TCW Emerging Markets Equities Fund
	Year Ended October 31,		Year Ended October 31,
	2007	2006	2007	2006
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$161	$151	$63	$134
Net Realized Gain on Investments and Foreign Currency Transactions	4,800	1,772	8,066	3,001
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	14,811	3,954	2,437	(343)
Increase in Net Assets Resulting from Operations	19,772	5,877	10,566	2,792
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(120)	(207)	(115)	(185)
N Class	—	—	—	—
Distributions from Net Realized Gain:
I Class	(1,762)	(1,298)	—	—
N Class	—	—	—	—
Total Distributions to Shareholders	(1,882)	(1,505)	(115)	(185)
NET CAPITAL SHARE TRANSACTIONS
I Class	2,049	1,718	(10,213)	(674)
N Class	—	—	—	—
K Class	—	—	—	—
Redemption Fees (Note 2)	— (1)	— (1)	— (1)	6
Increase (Decrease) in Net Assets Resulting from Net Capital Share Transactions	2,049	1,718	(10,213)	(668)
Increase in Net Assets	19,939	6,090	238	1,939
NET ASSETS
Beginning of Year	22,979	16,889	14,439	12,500
End of Year	$42,918	$22,979	$14,677	$14,439
Undistributed Net Investment Income	$127	$96	$57	$115

(1)  Amount rounds to less than $1 (in thousands).

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Statements of Changes in Net Assets	October 31, 2007

	TCW Emerging Markets Income Fund		TCW Global Equities Fund
	Year Ended October 31,		Year Ended October 31,
	2007	2006	2007	2006
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$2,494	$3,019	$641	$332
Net Realized Gain on Investments and Foreign Currency Transactions	311	2,869	5,318	5,875
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(400)	(959)	1,931	2,330
Increase in Net Assets Resulting from Operations	2,405	4,929	7,890	8,537
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(1,817)	(3,330)	(166)	—
N Class	(28)	—	—	—
Distributions from Net Realized Gain:
I Class	(1,833)	(2,031)	—	—
N Class	(3)	—	—	—
Total Distributions to Shareholders	(3,681)	(5,361)	(166)	—
NET CAPITAL SHARE TRANSACTIONS
I Class	(14,961)	(18,609)	1,084	17,044
N Class	1,241	31	559	8
K Class	—	—	—	(5	) (1)
Redemption Fees (Note 2)	1	10	— (2)	—	(2)
Increase (Decrease) in Net Assets Resulting from Net Capital Share Transactions	(13,719)	(18,568)	1,643	17,047
Increase (Decrease) in Net Assets	(14,995)	(19,000)	9,367	25,584
NET ASSETS
Beginning of Year	50,810	69,810	52,107	26,523
End of Year	$35,815	$50,810	$61,474	$52,107
Undistributed (Distributions in Excess of) Net Investment Income	$(147)	$—	$502	$91

(1)  For the period November 1, 2005 through December 30, 2005 (Liquidation Date of the K Class Shares).

(2)  Amount rounds to less than $1 (in thousands).

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Notes to Financial Statements

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), that currently offers 27 no-load mutual funds (the "Funds"). TCW Investment Management Company (the "Advisor") is the investment advisor to the Funds and is registered under the Investment Advisors Act of 1940. Société Générale Asset Management International Ltd. ("SGUK") (regulated by the Financial Services Authority in the United Kingdom) is a sub-advisor to the TCW Emerging Markets Equities Fund. SGY Asset Management (Singapore) Ltd. ("SGY") is a sub-advisor to the TCW Asia Pacific Equities Fund. The Advisor, SGUK and SGY are second-tier subsidiaries of Société Générale Asset Management, S.A. Each Fund has distinct investment objectives. The following are the objectives for the 4 International Funds that are covered in this report:

TCW Fund	Investment Objective

Non-Diversified Equity Funds

TCW Asia Pacific Equities Fund	Seeks long-term capital appreciation by investing in equity securities of companies in the Asia Pacific Region, except Australia, Japan, and New Zealand, or securities convertible into such equity securities.

TCW Emerging Markets Equities Fund	Seeks long-term capital appreciation by investing in equity securities of companies in emerging market countries around the world.

TCW Global Equities Fund	Seeks long-term capital appreciation by investing in equity securities of companies located in countries in the MSCI World Index.

Non-Diversified Fixed Income Fund

TCW Emerging Markets Income Fund	Seeks high total return from current income and capital appreciation by investing in debt securities issued by emerging market country governments, their agencies or instrumentalities, or emerging market private corporate issuers.

The TCW Emerging Markets Income Fund and the TCW Global Equities Fund offer two classes of shares: the I Class and the N Class. All other International Funds offer only the I Class shares. The classes are substantially the same except that the N Class shares are subject to a distribution fee.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Principles of Accounting: The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value: The Net Asset Value of each Fund's shares is determined by dividing the net assets of the Fund by the number of issued and outstanding shares of the Fund on each business day as of 1:00 P.M. Pacific Standard/Daylight Time.

Security Valuations: Securities listed or traded on the New York, American or other stock exchanges are valued at the latest sale price on that exchange (if there were no sales that day, the security is valued

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

October 31, 2007

Note 2 — Significant Accounting Policies (Continued)

at the latest bid price). All other securities for which over-the-counter market quotations are readily available are valued at the latest bid price.

The Company has adopted, after the approval by the Company's Board of Directors, a fair valuation methodology for the Funds that invest in foreign equity securities (exclusive of Latin American equity securities) to prevent "time zone arbitrage." This methodology is designed to address the effect of movements in the U.S. market on the securities traded on a foreign exchange that has been closed for a period of time due to time zone difference. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and is not dependent on certain thresholds or triggers.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or bid prices are not reflective of a security's market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company's Board of Directors.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized value using their value of the 61st day prior to maturity.

Redemption Fees: The International Funds impose a short-term redemption fee on shares owned less than 90 days equal to 2% of the value of the shares redeemed. Redemption fees are recorded by the Funds as additional paid-in-capital. The redemption fees received by each Fund are shown on the Statement of Changes.

Security Transactions and Related Investment Income: Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized over the life of the respective securities using a constant yield to maturity method. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation: The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statements of Operations with the related net realized or net unrealized gain or loss. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are considered ordinary income for federal income tax purposes.

Foreign Taxes: The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Forward Foreign Currency Contracts: Certain Funds may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss on the Statement of Assets and Liabilities. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

movements in the value of the foreign currency relative to the U.S. dollar. There were no forward foreign currency contracts outstanding at October 31, 2007.

Repurchase Agreements: The Funds may invest in repurchase agreements secured by U.S. Government obligations and by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings. There were no repurchase agreements outstanding at October 31, 2007.

Security Lending: The Funds may lend their securities to qualified brokers. The loans are collateralized at all times with cash or other money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. See Note 3.

Options: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option expires unexercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received, less the cost to close the option. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized. Call options purchased are accounted for in the same manner as portfolio securities and are included in the Schedule of Investments. The cost of securities acquired through the exercise of call options is increased by premiums paid.

Allocation of Operating Activity for Multiple Classes: Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per share dividends for each class.

Dividends and Distributions: Dividends and Distributions to shareholders are recorded on the ex-dividend date. The TCW Emerging Markets Income Fund declares and pays, or reinvests, dividends from net investment income monthly. All other Funds declare and pay, or reinvest, dividends from net investment income annually. Distributions of any net long-term and net short-term capital gains earned by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Use of Estimates: The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

October 31, 2007

Note 3 — Security Lending

The TCW Asia Pacific Equities Fund, the TCW Emerging Markets Equities Fund and the TCW Global Equities Fund lent securities to qualified brokers during the fiscal year. The funds received cash as collateral which was invested in short term investments. Income from these investments for the year ended October 31, 2007, net of broker fees, is shown on the Statement of Operations. The Funds did not have outstanding securities on loan at October 31, 2007.

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2007 and 2006, the components of distributable earnings (excluding unrealized appreciation) on a tax basis were as follows (amounts in thousands):

	TCW Asia Pacific Fund		TCW Emerging Markets Equities Fund
	2007	2006	2007	2006
Undistributed Ordinary Income	$1,953	$1,004	$57	$115
Undistributed Long-Term Gain	2,973	867	—	—
Total Distributable Earnings	$4,926	$1,871	$57	$115
	TCW Emerging Markets Income Fund		TCW Global Equities Fund
	2007	2006	2007	2006
Undistributed Ordinary Income	$1,296	$680	$502	$92
Undistributed Long-Term Gain	365	3,056	1,490	—
Total Distributable Earnings	$1,661	$3,736	$1,992	$92

Permanent differences incurred during the year ended October 31, 2007, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income, undistributed (accumulated) net realized gain (loss) and paid-in capital with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
TCW Asia Pacific Equities Fund	$(10)	$(4)	$14
TCW Emerging Markets Equities Fund	(6)	6	—	(1)
TCW Emerging Markets Income Fund	(796)	(695)	1,491
TCW Global Equities Fund	(64)	64	—	(1)

(1)  Amount rounds to less than $1 (in thousands).

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Notes to Financial Statements (Continued)

During the years ended October 31, 2007 and 2006, the tax character of distributions paid was as follows (amounts in thousands):

	TCW Asia Pacific Fund		TCW Emerging Markets Equities Fund
	2007	2006	2007	2006
Distributions paid from:
Ordinary Income	$1,021	$707	$115	$185
Long-Term Capital Gain	861	798	—	—
Total Distributions	$1,882	$1,505	$115	$185
	TCW Emerging Markets Income Fund		TCW Global Equities Fund
	2007	2006	2007	2006
Distributions paid from:
Ordinary Income	$1,845	$4,099	$166	$—
Long-Term Capital Gain	1,836	976	—	—
Total Distributions	$3,681	$5,075	$166	$—

At October 31, 2007, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	TCW Asia Pacific Fund	TCW Emerging Markets Equities Fund	TCW Emerging Markets Income Fund	TCW Global Equities Fund
Unrealized Appreciation	$19,678	$3,695	$1,143	$6,613
Unrealized (Depreciation)	(95)	(112)	(563)	(1,600)
Net Unrealized Appreciation	$19,583	$3,583	$580	$5,013
Cost of Investments for Federal Income Tax Purposes	$23,182	$26,472	$34,820	$56,532

At October 31, 2007, the TCW Emerging Markets Equities Fund had a net realized loss carryforward for federal income tax purposes of $1,991 (amount in thousands) expiring in 2011.

Note 5 — Fund Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Asia Pacific Equities Fund	1.00%
TCW Emerging Markets Equities Fund	1.00%
TCW Emerging Markets Income Fund	0.75%
TCW Global Equities Fund	0.75%

In addition to the management fees, the Funds reimburse, with approval by the Company's Board of Directors, the Advisor's costs associated in support of the Funds' Rule 38a-1 compliance obligations.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

October 31, 2007

Note 5 — Fund Expenses (Continued)

These amounts are allocated to each Fund based on the net management fees paid and are included on the Statement of Operations.

The operating expenses for I and N Classes are limited to the average of the total expense ratios for comparable funds as reported by Lipper, Inc. ("Lipper Average") for each fund's respective investment objective, which is subject to change on a monthly basis. This expense limitation is voluntary and is terminable on a six months notice. At October 31, 2007, the average expense ratios reported by Lipper, Inc. as they relate to each Fund/class were as follows:

TCW Asia Pacific Equities Fund	1.60%
TCW Emerging Markets Equities Fund	1.84%
TCW Emerging Markets Income Fund	1.40%
TCW Global Equities Fund	1.57%

The amount borne by the Advisor when the operating expenses of a Fund are in excess of the Lipper Average cannot be recaptured in the subsequent fiscal years. The Advisor can recapture expenses only within a given fiscal year for that year's operating expenses.

Note 6 — Distribution Plan

TCW Funds Distributors (formerly TCW Brokerage Services) ("Distributor"), an affiliate of the Advisor, serves as the nonexclusive distributor of each class of the Company's shares. The Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 7 — Transactions with Affiliates

The summary of TCW Global Equities Fund's transactions in the securities of affiliated issuers for the year ended October 31, 2007, is as follows:

Name of Affiliated Issuer	Number of Shares Held Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held End of Period	Value at End of Period (in thousands)	Dividends and Interest Income (in thousands)	Net Realized Gain (Loss) (in thousands)
TCW Money Market Fund	36,071	1,372	37,443	—	$—	$1	$—

Note 8 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2007, were as follows (amounts in thousands):

	TCW Asia Pacific Equities Fund	TCW Emerging Markets Equities Fund	TCW Emerging Markets Income Fund	TCW Global Equities Fund
Purchases at Cost	$20,538	$23,620	$50,086	$104,367
Sales Proceeds	$20,345	$33,638	$66,225	$100,078

There were no purchases or sales of U.S. Government securities for the year ended October 31, 2007.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 9 — Capital Share Transactions

Transactions in each Fund's shares were as follows:

TCW Asia Pacific Equities Fund	Year Ended October 31, 2007		Year Ended October 31, 2006
I Class	Shares	(in thousands)	Shares	(in thousands)
Shares Sold	55,206	$910	50,014	$566
Shares Issued upon Reinvestment of Dividends	143,134	1,844	130,547	1,384
Shares Redeemed	(50,584)	(705)	(19,144)	(232)
Net Increase	147,756	$2,049	161,417	$1,718
TCW Emerging Markets Equities Fund	Year Ended October 31, 2007		Year Ended October 31, 2006
I Class	Shares	(in thousands)	Shares	(in thousands)
Shares Sold	627,705	$13,308	462,483	$7,046
Shares Issued upon Reinvestment of Dividends	5,971	118	11,694	166
Shares Redeemed	(964,115)	(23,639)	(559,581)	(7,886)
Net Decrease	(330,439)	$(10,213)	(85,404)	$(674)
TCW Emerging Markets Income Fund	Year Ended October 31, 2007		Year Ended October 31, 2006
I Class	Shares	(in thousands)	Shares	(in thousands)
Shares Sold	1,123,740	$8,651	1,422,927	$11,376
Shares Issued upon Reinvestment of Dividends	434,306	3,348	589,819	4,680
Shares Redeemed	(3,400,447)	(26,960)	(4,351,595)	(34,665)
Net Decrease	(1,842,401)	$(14,961)	(2,338,849)	$(18,609)
TCW Emerging Markets Income Fund	Year Ended October 31, 2007		Year Ended October 31, 2006
N Class	Shares	(in thousands)	Shares	(in thousands)
Shares Sold	126,229	$1,237	3,188	$31
Shares Issued upon Reinvestment of Dividends	2,722	26	—	—
Shares Redeemed	(2,330)	(22)	—	—
Net Increase	126,621	$1,241	3,188	$31
TCW Global Equities Fund	Year Ended October 31, 2007		Year Ended October 31, 2006
I Class	Shares	(in thousands)	Shares	(in thousands)
Shares Sold	219,609	$3,266	2,539,693	$32,479
Shares Issued upon Reinvestment of Dividends	10,539	148	—	—
Shares Redeemed	(156,114)	(2,330)	(1,190,326)	(15,435)
Net Increase	74,034	$1,084	1,349,367	$17,044

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

October 31, 2007

Note 9 — Capital Share Transactions (Continued)

TCW Global Equities Fund	Year Ended October 31, 2007		Year Ended October 31, 2006
N Class	Shares	(in thousands)	Shares	(in thousands)
Shares Sold	46,252	$675	589	$8
Shares Redeemed	(7,558)	(116)	—	—
Net Increase	38,694	$559	589	$8
TCW Global Equities Fund K Class	For the period November 1, 2005 through December 30, 2005 (Liquidation of the K Class shares)
	Shares		(in thousands)
Shares Redeemed	(454)		$(5)
Net Decrease	(454)		$(5)

Note 10 — Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities (excluding 144A and Reg. S issues) at October 31, 2007.

Note 11 — Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a fund's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact, if any, of applying the various provisions of FIN 48 on the Fund's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and will be implemented in the future financial reports.

TCW Asia Pacific Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2007	2006	2005	2004	2003
Net Asset Value per Share, Beginning of Year	$12.65	$10.21	$9.09	$8.92	$6.61
Income from Investment Operations:
Net Investment Income (1)	0.08	0.08	0.15	0.05	0.02
Net Realized and Unrealized Gain on Investments	10.16	3.27	1.39	0.15	2.29
Total from Investment Operations	10.24	3.35	1.54	0.20	2.31
Less Distributions:
Distributions from Net Investment Income	(0.07)	(0.13)	(0.04)	(0.03)	—
Distributions from Net Realized Gain	(0.97)	(0.78)	(0.38)	—	—
Total Distributions	(1.04)	(0.91)	(0.42)	(0.03)	—
Redemption Fees	— (2)	— (2)	— (2)	— (2)	—
Net Asset Value per Share, End of Year	$21.85	$12.65	$10.21	$9.09	$8.92
Total Return	86.67%	34.52%	17.26%	2.28%	34.95%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$42,918	$22,979	$16,889	$11,678	$12,132
Ratio of Expenses to Average Net Assets:
Before expense reimbursement	1.58%	2.05%	2.46%	2.45%	2.48%
After expense reimbursement	N/A	1.85%	1.97%	2.10%	2.21%
Ratio of Net Investment Income to Average Net Assets	0.55%	0.73%	1.50%	0.55%	0.32%
Portfolio Turnover Rate	69.93%	131.13%	192.31%	119.25%	137.49%

(1)  Computed using average shares outstanding throughout the period.

(2)  Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

TCW Emerging Markets Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2007	2006	2005	2004	2003
Net Asset Value per Share, Beginning of Year	$16.17	$12.78	$10.12	$8.95	$6.42
Income from Investment Operations:
Net Investment Income (1)	0.06	0.16	0.21	0.11	0.06
Net Realized and Unrealized Gain on Investments	10.00	3.45	2.65	1.14	2.56
Total from Investment Operations	10.06	3.61	2.86	1.25	2.62
Less Distributions:
Distributions from Net Investment Income	(0.13)	(0.23)	(0.20)	(0.08)	(0.09)
Redemption Fees	— (2)	0.01	— (2)	—	—
Net Asset Value per Share, End of Year	$26.10	$16.17	$12.78	$10.12	$8.95
Total Return	62.69%	28.59%	28.70%	14.01%	41.32%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$14,677	$14,439	$12,500	$8,155	$19,367
Ratio of Expenses to Average Net Assets:
Before expense waiver	1.81%	2.40%	2.45%	2.12%	1.85%
After expense waiver	N/A	1.94%	2.03%	2.11%	N/A
Ratio of Net Investment Income to Average Net Assets	0.32%	1.02%	1.80%	1.12%	0.90%
Portfolio Turnover Rate	131.70%	149.58%	84.22%	137.15%	47.98%

(1)  Computed using average shares outstanding throughout the period.

(2)  Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2007	2006	2005	2004	2003
Net Asset Value per Share, Beginning of Year	$7.99	$8.03	$7.98	$9.60	$7.93
Income (Loss) from Investment Operations:
Net Investment Income (1)	0.55	0.40	0.55	0.61	0.79
Net Realized and Unrealized Gain (Loss) on Investments	(0.03)	0.24	0.25	0.38	1.73
Total from Investment Operations	0.52	0.64	0.80	0.99	2.52
Less Distributions:
Distributions from Net Investment Income	(0.42)	(0.45)	(0.46)	(0.49)	(0.71)
Distributions from Net Realized Gain	(0.43)	(0.23)	(0.28)	(2.12)	(0.14)
Total Distributions	(0.85)	(0.68)	(0.74)	(2.61)	(0.85)
Redemption Fees	— (2)	— (2)	(0.01)	—	—
Net Asset Value per Share, End of Year	$7.66	$7.99	$8.03	$7.98	$9.60
Total Return	6.79%	8.31%	10.06%	12.53%	33.06%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$34,559	$50,779	$69,810	$49,703	$46,794
Ratio of Expenses to Average Net Assets	1.25%	1.17%	1.16%	1.20%	1.07%
Ratio of Net Investment Income to Average Net Assets	7.03%	4.97%	6.83%	7.74%	8.76%
Portfolio Turnover Rate	146.82%	149.79%	92.86%	79.63%	115.50%

(1)  Computed using average shares outstanding throughout the period.

(2)  Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Financial Highlights — N Class

	Year Ended October 31,			March 1, 2004 (Commencement of Offering of N Class Shares)
				through
	2007	2006	2005	October 31, 2004
Net Asset Value per Share, Beginning of Period	$9.77	$9.08	$8.30	$7.72
Income (Loss) from Investment Operations:
Net Investment Income (1)	0.64	0.48	6.40	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)	0.21	(5.62)	0.31
Total from Investment Operations	0.62	0.69	0.78	0.58
Less Distributions:
Distributions from Net Investment Income	(0.29)	—	—	—
Distributions from Net Realized Gain	(0.43)	—	—	—
Total Distributions	(0.72)	—	—	—
Net Asset Value per Share, End of Period	$9.67	$9.77	$9.08	$8.30
Total Return	6.56%	7.60%	9.40%	7.51	% (2)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,256	$31	$— (3)	$—	(3)
Ratio of Expenses to Average Net Assets:
Before expense waiver	2.63%	353.50%	899.58%	22.68	% (4)
After expense waiver	1.46%	1.36%	1.47%	1.50	% (4)
Ratio of Net Investment Income to Average Net Assets	6.58%	4.97%	6.83%	5.24	% (4)
Portfolio Turnover Rate	146.82%	149.79%	92.86%	79.63	% (5)

(1)  Computed using average shares outstanding throughout the period.

(2)  For the period March 1, 2004 (Commencement of Offering of N Class Shares) through October 31, 2004, and is not indicative of a full year's operating results.

(3)  Amount rounds to less than $1 (in thousands).

(4)  Annualized.

(5)  Represents the Fund's portfolio turnover for the year ended October 31, 2004.

See accompanying notes to financial statements.

TCW Global Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2007	2006	2005	2004	2003
Net Asset Value per Share, Beginning of Year	$13.82	$10.96	$9.44	$8.65	$6.92
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.17	0.09	— (2)	(0.03)	— (2)
Net Realized and Unrealized Gain on Investments	1.89	2.77	1.52	0.82	1.73
Total from Investment Operations	2.06	2.86	1.52	0.79	1.73
Less Distributions:
Distributions from Net Investment Income	(0.04)	—	—	—	—
Redemption Fees	— (2)	— (2)	—	—	—
Net Asset Value per Share, End of Year	$15.84	$13.82	$10.96	$9.44	$8.65
Total Return	14.97%	26.10%	16.10%	9.13%	25.00%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$60,854	$52,099	$26,518	$14,293	$25,206
Ratio of Expenses to Average Net Assets:
Before expense waiver	1.12%	1.28%	1.63%	2.50%	1.58%
After expense waiver	N/A	N/A	N/A	1.72%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.13%	0.74%	0.03%	(0.36)%	0.02%
Portfolio Turnover Rate	178.65%	209.16%	114.71%	101.73%	92.92%

(1)  Computed using average shares outstanding throughout the period.

(2)  Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

TCW Global Equities Fund

Financial Highlights — N Class

	Year Ended October 31,				February 1, 2003 (Commencement of Offering of N Class Shares)
					through
	2007	2006	2005	2004	October 31, 2003
Net Asset Value per Share, Beginning of Period	$13.81	$10.96	$9.44	$8.65	$6.56
Income from Investment Operations:
Net Investment Income (1)	0.12	— (2)	0.01	0.67	0.02
Net Realized and Unrealized Gain on Investments	1.86	2.85	1.51	0.12	2.07
Total from Investment Operations	1.98	2.85	1.52	0.79	2.09
Net Asset Value per Share, End of Period	$15.79	$13.81	$10.96	$9.44	$8.65
Total Return	14.41%	26.00%	16.10%	9.13%	31.86	% (3)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$620	$8	$— (4)	$— (4)	$—	(4)
Ratio of Expenses to Average Net Assets:
Before expense waiver	6.10%	2,363.67%	1.84%	1,241.21%	7,514.10	% (5)
After expense waiver	1.57%	1.51%	N/A	1.72%	1.74	% (5)
Ratio of Net Investment Income to Average Net Assets	0.80%	0.02%	0.08%	7.10%	0.43	% (5)
Portfolio Turnover Rate	178.65%	209.16%	114.71%	101.73%	92.92	% (6)

(1)  Computed using average shares outstanding throughout the period.

(2)  Amount rounds to less than $0.01 per share.

(3)  For the period February 1, 2003 (Commencement of Offering of N Class Shares) through October 31, 2003 and not indicative of a full year's operating results.

(4)  Amount rounds to less than $1 (in thousands).

(5)  Annualized.

(6)  Represents the Fund's portfolio turnover for the year ended October 31, 2003.

See accompanying notes to financial statements.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the TCW Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Asia Pacific Equities Fund, TCW Emerging Markets Equities Fund, TCW Emerging Markets Income Fund, and TCW Global Equities Fund, (the "TCW International and Global Funds") (four of twenty-seven funds comprising the TCW Funds, Inc.) as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods in the period ended October 31, 2007. These financial statements and financial highlights are the responsibility of the TCW International Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW International and Global Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW International and Global Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective TCW International and Global Funds as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

December 21, 2007
Los Angeles, California

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a TCW Fund, you incur ongoing operational costs of a fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

Actual Expenses The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2007 to October 31, 2007)
TCW Asia Pacific Equities Fund
I Class Shares
Actual	$1,000.00	$1,571.90	1.45%	$9.40
Hypothetical (5% return before expenses)	1,000.00	1,017.90	1.45%	7.37
TCW Emerging Markets Equities Fund
I Class Shares
Actual	$1,000.00	$1,386.60	1.76%	$10.59
Hypothetical (5% return before expenses)	1,000.00	1,016.33	1.76%	8.94
TCW Emerging Markets Income Fund
I Class Shares
Actual	$1,000.00	$1005.20	1.18%	$5.96
Hypothetical (5% return before expenses)	1,000.00	1,019.26	1.18%	6.01
N Class Shares
Actual	$1,000.00	$1,004.10	1.47%	$7.43
Hypothetical (5% return before expenses)	1,000.00	1,017.80	1.47%	7.48
TCW Global Equities Fund
I Class Shares
Actual	$1,000.00	$1,063.80	1.09%	$5.67
Hypothetical (5% return before expenses)	1,000.00	1,019.71	1.09%	5.55
N Class Shares
Actual	$1,000.00	$1,061.10	1.57%	$8.16
Hypothetical (5% return before expenses)	1,000.00	1,017.29	1.57%	7.98

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company's proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.  By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.  By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor's proxy voting guidelines, it will deliver the description that is disclosed in the Company's Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, shall prepare and file Form N-PX with the SEC not later than August 31 of each year, which shall include the Company's proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company's proxy voting record for the most recent twelve-month period ended June 30 is available:

1.  By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.  By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company's proxy voting record, it will send the information disclosed in the Company's most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

  The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy. You may also obtain the Company's Form N-Q:

1.  By going to the SEC website at http://www.sec.gov.; or

2.  By visiting the SEC's Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room).

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Approval of Investments Management and Advisory Agreement and Sub-Advisory Agreement

TCW Funds, Inc. (the "Corporation") and TCW Investment Management Company (the "Adviser") are parties to an Investment Management and Advisory Agreement ("Advisory Agreement"), pursuant to which the Adviser is responsible for managing the investments of each separate investment series (each, a "Fund") of the Corporation. The Adviser has entered into agreements ("Sub-Advisory Agreements") with Société Générale Asset Management International Limited to act as a sub-advisor to the Emerging Markets Equities and Global Equities Funds, and with SG Asset Management (Singapore) Ltd. (collectively with Société Générale Asset Management International Limited, the "Sub-Advisers") to act as sub-adviser to the Asia Pacific Equities Fund. At a meeting held on May 7, 2007, the Board of Directors of the Corporation re-approved the Advisory Agreement with respect to each Fund and the Sub-Advisory Agreements with respect to the Asia Pacific Equities, Emerging Markets Equities, and Global Equities Funds. The Adviser and the Sub-Advisers provided materials to the Board for its evaluation, and the Independent Directors were advised by independent legal counsel with respect to these and other relevant matters. Discussed below are the factors considered by the Board in approving the Advisory Agreement and the Sub- Advisory Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The determinations were made on the basis of each Director's business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Approval of Advisory and Sub-Advisory Agreements

In evaluating the Advisory and Sub-Advisory Agreements, the Board including the Independent Directors, considered the following factors, among others:

Nature, Extent and Quality of Services. The Board considered the benefits to shareholders of continuing to retain the Adviser and the Sub-Advisers, particularly in light of the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers. The Board evaluated the Adviser's experience in serving as manager of the Funds, noting that the Adviser serves a variety of other investment advisory clients, including other pooled investment vehicles and has experience overseeing and monitoring the Sub-Advisers. The Board considered the benefit to shareholders of investing in a fund complex that is part of a larger organization that provides investment advisory services to mutual funds, separate accounts, commingled funds and collective trusts. The Board considered the ability of the Adviser and the Sub-Advisers to provide appropriate levels of support and resources to the Corporation, as applicable, and whether the Adviser and the Sub-Advisers have sufficiently qualified personnel. The Board noted the background and experience of the senior management and portfolio management personnel of the Adviser and the Sub-Advisers, and that the expertise and amounts of attention expected to be given to the Corporation by the Adviser and Sub-Advisers, as applicable, is substantial. The Board considered the ability of the Adviser and the Sub-Advisers to attract and retain qualified business professionals. The Board noted that the Sub-Advisers were chosen based on their expertise in certain foreign securities markets, and that such expertise is integral to the investment strategy of the sub-advised funds. The Board also considered the breadth of the compliance programs of the Adviser and the Sub-Advisers, as well as the compliance operations of the Adviser and the Sub-Advisers with respect to the Funds. In this regard, the Board noted the significant efforts of the Adviser's compliance staff in administering the Corporation's compliance program, and it took into consideration the assessment by the Corporation's Chief Compliance Officer of each Sub-Adviser's compliance program. The Board concluded that they were satisfied with the nature, extent and quality of the investment management services anticipated to be provided by the Adviser and the Sub-Advisers under the Advisory Agreement and Sub-Advisory Agreements, as applicable.

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Approval of Investments Management and Advisory Agreement and Sub-Advisory Agreement (Continued)

Investment Performance. The Board considered information about each Fund's historical performance, including the Morningstar 15(c) Report (the "Report"), as well as certain expense information regarding the funds. The Board noted that, with certain exceptions, the performance of the Funds determined over one, three, five, and ten year periods, as applicable, was at times above average for their category grouping (as determined in the Report) and was at times below average for their category grouping. The Asia Pacific Equities, Equities, Focused Equities, Money Market, Spectrum (previously named Large Cap Core Fund) and Total Return Bond Funds performed above their respective category averages for the periods presented. The Emerging Markets Equities, Emerging Markets Income, Growth Equities, Growth Insights, High Yield Bond, and Value Opportunities Funds performed below their respective category averages for the periods presented. The Board noted that the performance of the other funds was mixed, outperforming in certain periods and underperforming in others. The Board also noted, however, the performance provided by the Adviser with respect to certain of these Funds. Based on this information the Board concluded that the Adviser and the Sub-Advisers should continue to provide investment management services to the Funds, as applicable, consistent with the objectives and strategies of the Funds. The Board noted that it would continue to monitor Fund investment performance on a regular basis and discuss with the Adviser from time to time any long-term underperformance as determined to be appropriate by the Board.

Reasonableness of Advisory Fees and Profitability. The Board considered information in the Report and in the materials prepared by the Adviser regarding the advisory fees charged under other investment advisory contracts with the Adviser and other investment advisers for other registered investment companies or other types of clients, as well as the total expenses of each of the Funds. The Board noted that the advisory fee charged to many of the Funds is higher than the advisory fee charged to certain separate accounts with similar strategies managed by the Adviser, but that the services provided the Funds are more extensive than the services provided separate accounts. In addition, the Board noted that each Fund's advisory fee does not exceed the range of advisory fees charged to the other mutual funds contained in each Fund's respective peer groupings, based on information presented to the Board. The Board took into consideration that the Adviser agreed to reduce its investment advisory fee or pay the operating expenses of each Fund pursuant to certain expense limitation agreements and noted the amounts paid or waived. The Board also considered the cost of services to be provided and profits to be realized by the Adviser and Sub-Advisers and their affiliates from the relationship with the Corporation, including the overall financial soundness of the Adviser and Sub-Advisers.

Based on their evaluation of this information, and recognizing the difficulty in evaluating a manager's profitability with respect to the Funds it manages in the context of a manager with multiple lines of business and noting that other profitability methodologies may be reasonable, the Board concluded that the contractual management fees of the Funds under the Advisory Agreement and Sub-Advisory Agreements are fair and bear a reasonable relationship to the services rendered. In connection with its consideration of the Sub-Advisory Agreements, the Board noted that the Sub-Advisers' fees are paid by the Adviser out of the fee the Adviser charges under the Advisory Agreement and are not paid directly by the Funds.

Economies of Scale. The Board considered the potential of the Adviser to experience economies of scale as the Funds grow in size. The Board noted that the Adviser has agreed to certain expense limitation arrangements, which are designed to maintain the overall expense ratios of the funds at a competitive level. The Board considered the relative advantages and disadvantages of an advisory fee with breakpoints compared to a flat advisory fee supplemented by advisory fee waivers and/or expense reimbursements and concluded that the current fee arrangements were appropriate given the current size and structure

INTERNATIONAL AND GLOBAL FUNDS

TCW Funds, Inc.

Approval of Investments Management and Advisory Agreement and Sub-Advisory Agreement (Continued)

of the Corporation and adequately reflected by economies of scale. The Board concluded that in light of the information presented, the current fee structures reflected in the Advisory Agreement and each Sub-Advisory Agreement are appropriate.

Ancillary Benefits. The Board considered ancillary benefits to be received by the Adviser, the Sub-Advisers, and their affiliates as a result of the relationship of the Adviser and the Sub-Advisers with the Corporation, including commission practices (such as soft dollars) and compensation for certain compliance support services. The Board noted that, in addition to the fees the Adviser and the Sub-Advisers receive under the Advisory and Sub-Advisory Agreements, the Adviser and the Sub-Advisers could receive additional benefits from the Funds in the form of reports, research and other services obtainable from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board concluded that any potential benefits to be derived by the Adviser and the Sub-Advisers from their relationships with the funds are consistent with the services provided by the Adviser and the Sub-Advisers to the Funds.

Based upon these considerations, the Board of Directors, including the Independent Directors, approved the Advisory Agreement and each Sub-Advisory Agreement with respect to the Funds as proposed.

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2007, the following funds paid a capital gain distribution within the meaning 852(b)(3)(c) of the Internal Revenue Code. Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Asia Pacific Equities Fund	$1.51
TCW Emerging Markets Income Fund	$0.08
TCW Global Equities Fund	$0.38

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum  amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the  Code for the fiscal year ended October 31, 2007:

Fund	Qualified Dividend Income
TCW Asia Pacific Equities Fund	$255,890
TCW Emerging Markets Equities Fund	$57,196
TCW Global Equities Fund	$165,928

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. In January 2008, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends distributed during the calendar year of 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Funds, Inc.

Directors and Officers of the Company

A board of eight directors is responsible for overseeing the operations of the twenty-seven TCW Funds, Inc. ("Company"). The directors of the Funds, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (71) c/o Paul Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (not-for-profit business organization).	Point 360 (post production services), Broadway National Bank (banking), TCW Strategic Income Fund, Inc. (closed-end fund).

Richard W. Call (83) 496 Prospect Terrace Pasadena, CA 91103	Mr. Call has served as a director of TCW Funds, Inc. since February 1994.	Private Investor. Former President of The Seaver Institute (a private foundation).	TCW Strategic Income Fund, Inc. (closed-end fund).

Matthew K. Fong (53) Strategic Advisory Group 556 South Fair Oaks Avenue Pasadena, CA 91105	Mr. Fong has served as a director of TCW Funds, Inc. since April 1999.	President, Strategic Advisory Group, Of Counsel Sheppard, Mullin, Richter & Hamilton (law firm) since 1999.	Seismic Warning Systems, Inc., PGP and TCW Strategic Income Fund, Inc. (closed-end fund).

John A. Gavin (76) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Gavin has served as a director of TCW Funds, Inc., since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital (mutual fund), TCW Strategic Income Fund, Inc. (closed-end fund), Hotchkis and Wiley Funds (mutual funds).

Patrick C. Haden (54) 10900 Wilshire Boulevard Los Angeles, CA 90024 Chairman	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	General Partner, Riordan, Lewis & Haden (private equity firm).	Indy Mac Mortgage Holdings (mortgage banking), Tetra Tech, Inc. (environmental consulting), and TCW Strategic Income Fund, Inc. (closed-end fund).

Charles A. Parker (73) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Horace Mann Educators Corp. (insurance corporation), trustee of the Burridge Center for Research in Security Prices (University of Colorado), and TCW Strategic Income Fund, Inc. (closed-end fund).

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Interested Directors

Each of these directors are "interested persons" of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (63) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Vice Chairman, the Advisor, The TCW Group, Inc. TCW Asset Management Company and Trust Company of the West.	Qualcomm Incorporated (wireless communications)

Thomas E. Larkin, Jr. (68) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Larkin has served as a director since inception of TCW Funds, Inc., in September 1992.	Vice Chairman, The TCW Group, Inc., the Advisor, TCW Asset Management Company and Trust Company of the West.	None.

The officers of the Company who are not directors of the Company are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Alvin R. Albe, Jr. (54) *	President and Chief Executive Officer	President, Chief Executive Officer and Director, the Advisor, Executive Vice President, TCW Asset Management Company; Executive Vice President and Director, Trust Company of the West; Executive Vice President, The TCW Group, Inc.; Director, President and Chief Executive Officer, TCW Strategic Income Fund, Inc.

Michael E. Cahill (56) *	Senior Vice President, General Counsel and Assistant Secretary	Group Managing Director, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; General Counsel, TCW Strategic Income Fund, Inc.

Charles W. Baldiswieler (49) *	Senior Vice President	Group Managing Director, the Advisor, Trust Company of the West and TCW Asset Management Company.

Peter A. Brown (52)	Senior Vice President	Managing Director, the Advisor, Trust Company of the West and TCW Asset Management Company.

Hilary G.D. Lord (51) *	Chief Compliance officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President and Chief Compliance Officer, TCW Strategic Income Fund, Inc.

TCW Funds, Inc.

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Ronald R. Redell (36) *	Senior Vice President	Managing Director, the Advisor, Trust Company of the West and TCW Asset Management Company.

Philip K. Holl (57) *	Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West and TCW Asset Management Company; Secretary, TCW Strategic Income Fund, Inc.

David S. DeVito (44) *	Treasurer	Group Managing Director and Chief Financial Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer and Chief Financial Officer, TCW Strategic Income Fund, Inc.

(1)  Positions with The TCW Group, Inc. and its affiliates may have changed over time.

  *  Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company and the Advisor is Assistant Treasurer of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

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Investment Advisor

TCW Investment Management Company

865 South Figueroa Street

Los Angeles, California 90017

(800) FUND-TCW

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

Independent Auditors

Deloitte & Touche, LLP

350 South Grand Avenue

Los Angeles, California 90071

Custodian & Administrator

State Street Bank & Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Distributor

TCW Funds Distributors

865 South Figueroa Street

Los Angeles, California 90017

Directors

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

Richard W. Call

Director

Matthew K. Fong

Director

John A. Gavin

Director

Thomas E. Larkin, Jr.

Director

Charles A. Parker

Director

Marc I. Stern

Director

Officers

Alvin R. Albe, Jr.

President and Chief Executive Officer

Charles W. Baldiswieler

Senior Vice President

Peter A. Brown

Senior Vice President

Michael E. Cahill

Senior Vice President,

General Counsel and Assistant Secretary

David S. DeVito

Treasurer and Chief Financial Officer

Philip K. Holl

Secretary and Associate General Counsel

Hilary G.D. Lord

Senior Vice President and Chief
Compliance Officer

Ronald R. Redell

Senior Vice President

George N. Winn

Assistant Treasurer

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, California 90017

1-800-FUND-TCW

(800-386-3829)

www.tcwfunds.com

Item 2.

Code of Ethics.  The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions. The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, please contact the registrant at (877) 829-4768.

Item 3.	Audit Committee Financial Expert. The registrant has two audit committee financial experts, Samuel P. Bell and Charles A. Parker, who are independent of management serving on its audit committee.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees Paid by Registrant

2006	2007

$503,360	$552,430

(b) Audit-Related Fees Paid by Registrant

2006	2007

$0	$0

(c) Tax Fees Paid by Registrant

2006	2007

$88,192	$107,800

Fees were for the preparation and filing of the registrant’s corporate returns.

(d) All Other Fees Paid by Registrant

2006	2007

$17,213	$20,400

Fees in 2006 were principally for review of the tax treatment of REMIC Securities. Fees in 2007 were principally for review of the tax treatment of contingent convertible securities.

(e) (1)	The registrant’s audit committee approves each specific service the auditor will perform for the registrant. Accordingly, the audit committee has not

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established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e) (2) None.

(f) Not applicable.

(g) None.

(h) Not applicable.

Item 5.	Audit of Committee of Listed Registrants. Not applicable.

Item 6.

Schedule of Investments. Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to registrant’s procedures by which shareholders may recommend nominees to registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 11.	Exhibits.

	(a)	EX-99.CODE – Code of Ethics

	(b)	EX-99.CERT – Section 302 Certifications (filed herewith).
EX-99.906CERT – Section 906 Certification (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)
/s/ William C. Sonneborn
William C. Sonneborn
Chief Executive Officer

Date	January 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ William C. Sonneborn
William C. Sonneborn
Chief Executive Officer

Date	January 9, 2008

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
Chief Financial Officer

Date	January 9, 2008

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